UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2014

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada	0-18953	87-0448736
(State or Other Jurisdiction	(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon, Tulsa, Oklahoma		74107
(Address of Principal Executive Offices)		(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2014, David Knebel notified AAON, Inc. (the "Company") of his intent to retire as Senior Vice President, Sales and Technology, effective May 9, 2014. Mr. Knebel will continue to work for the Company on a consulting basis after his retirement.

Norman Asbjornson, President of the Company stated, “Please join me in thanking and congratulating Dave for his many accomplishments in his career and with our Company. We wish him many more years of good health and happiness.”

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated April 8, 2014, announcing change in officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	April 8, 2014	By:	/s/ John B. Johnson, Jr.
John B. Johnson, Jr., Secretary